                                                                   EXHIBIT 3.1.1

                                     [ /s/ ILLEGIBLE
                                     ------------------------------------------
                                     SECRETARY OF STATE
                                     FILED JAN 08, 1990
                                     2 PM]


                            STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE

                             ARTICLES OF AMENDMENT



     Pursuant Section 3-10-106 of the 1976 South Carolina Code, as amended, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

1.   The name of the corporation is AVIATION ALLOYS, INC.

2. On January 5, 1990, the corporation adopted the following Amendment(s) of its Articles of Incorporation:

             (Type or attach the complete text of Each Amendment)

           That the name of the Corporation be changed from AVIATION
               ALLOYS, INC. to AMERICAN AIRCARRIERS SUPPORT, INC.




3. The manner, if not set forth in the amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the Amendment shall be effected, is as follows: (if not applicable, insert "not applicable" or "NA").



                                      N/A


4.   Complete either a or b, whichever is applicable.
     a.   [ ] Amendment(s) adopted by shareholder action.
          At the date of adoption of the amendment, the number of outstanding shares of each voting group entitled to vote separately on the Amendment, and the vote of such shares was:


            Number of         Number of           Number of Votes          Number of Undisputed*
Voting      Outstanding       Votes Entitled      Represented at           Shares Voted
Group       Shares            to be Cast          the meeting              For           Against
-----       -----------       --------------      ----------------         ---------------------




                                                                Date JAN 08 1990
                                         CERTIFIED TO BE A TRUE AND CORRECT COPY
                                             AS TAKEN FROM AND COMPARED WITH THE
                                                ORIGINAL ON FILE IN THIS OFFICE.


                                                 /s/ ILLEGIBLE
                                           -------------------------------------
                                            SECRETARY OF STATE OF SOUTH CAROLINA

*NOTE: Pursuant to Section 33-10-106(6)(i), the corporation can alternatively state the total number of undisputed shares cast for the amendment by each voting group together with a statement that the number of cast for the amendment by each voting group was sufficient for approval by that voting group.

     b.   [X]   The Amendment(s) was duly adopted by the incorporator or board of directors without shareholder approval pursuant to Section
                33-6-102(d), 33-10-102 and 33-10-105 of the 1976 South Carolina
                Code as amended, and shareholder action was not required.

5.   Unless a delayed date is specified, the effective date of these Articles of Amendment shall be the date of acceptance for filing by the Secretary of State (See Section 33-1-230(b)):
                                      ------------------------------------------

DATE    January 5, 1990                      AVIATION ALLOYS, INC.
     ----------------------           ------------------------------------------
                                                (Name of Corporation)

                                   By:   /s/ KARL F. BROWN
                                      ------------------------------------------
                                                     (Signature)


                                              Karl F. Brown, President
                                      ------------------------------------------
                                           (Type or Print Name and Office)




                              FILING INSTRUCTIONS



1. Two copies of this form, the original and either a duplicate original or a conformed copy, must be filed.

2. If the space in this form in insufficient, please attach additional sheets containing a reference to the appropriate paragraph in this form.

3. Filing fees and taxes payable to the Secretary of State at time of filing application.

     Filing Fee                                            $ 10.00
     Filing tax                                             100.00
     Total                                                 $110.00






                                                 Form Approved by South Carolina
                                                 Secretary of State 1/89

        RECORDED                                    FILED-RECEIVED
DEED                                              BOOK     PAGE
VOL  830   PG   278                                   -----    -----
   -------    -------                             JUL 25  8:59AM '85
    YORK COUNTY, S.C.                              M.H. CARROLL, JR.
                                                    C.C.C.P. & G.S.
                                                   YORK COUNTY, S.C.

                            STATE OF SOUTH CAROLINA
                               SECRETARY OF STATE
                           ARTICLES OF INCORPORATION

                                       OF

                             AVIATION ALLOYS, INC.

                               (File This Form in
                              Duplicate Originals)
      For Use By                                          THIS SPACE FOR USE BY
The Secretary of State   (Sect. 33-7-30 of 1976 Code)     THE SECRETARY OF STATE

File No.                                                   /s/ JOHN T. CAMPBELL
        ----------------                                   ---------------------
Fee Paid $                                                         FILED
          --------------                                       JUNE 27, 1985
R.N.                                                                9 AM
    --------------------
Date
    --------------------

------------------------

------------------------


                            (INSTRUCTIONS ON PAGE 4)

1.   The name of the proposed corporation is AVIATION ALLOYS, INC.
                                            ------------------------------------

2.   The initial registered office of the corporation is 4283 Pleasant Road
                                                        ------------------------
                                                           Street and Number

     located in the city of Ft. Mill         , county of    York             and
                           ------------------          ----------------------

     the State of South Carolina and the name of its initial registered agent at
     such address is James Richard Caldwell                                    .
                    -----------------------------------------------------------

3.   The period of duration of the corporation shall be perpetual (xxxxxxxxxxx).

4.   The corporation is authorized to issue shares of stock as follows:

          CLASS OF SHARES               AUTHORIZED NO. OF EACH CLASS                      PAR VALUE
          ---------------               ----------------------------                      ---------
Common                                            100,000                                   $1.00
------------------------------          ----------------------------                      ---------

------------------------------          ----------------------------                      ---------

------------------------------          ----------------------------                      ---------

Date Jun 27, 1985
    --------------
CERTIFIED TO BE A TRUE AND CORRECT
COPY AS TAKEN FROM AND COMPARED WITH
THE ORIGINAL ON FILE IN THIS OFFICE.
 /s/ JOHN T. CAMPBELL
------------------------------------
SECRETARY OF STATE OF SOUTH CAROLINA

     If shares are divided into two or more classes or if any class of shares is divided into series within a class, the relative rights, preferences, and limitations of the shares of each class, and of each series within a class, are as follows:





5. Total authorized capital stock $100,000 divided into 100,000 shares at $1.00 Par value each. Please see instructions on Page 4.

6. It is represented that the corporation will not begin business until there has been paid into the corporation the minimum consideration for the issue of shares, which is $1,000.00 of which at least $500.00 is in cash.

7. The number of directors constituting the initial board of directors of the corporation is _______________, and the names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors be elected and qualify are:

James Richard Caldwell                  Route #2, Box #41, Clover, S.C. 29710
------------------------------          ---------------------------------------
         Name                                          Address

Barabara H. Caldwell                    Route #2, Box #41, Clover, S.C. 29710
------------------------------          ---------------------------------------
         Name                                          Address

Herman O. Brown                         #4 Spurrier Ct., Lake Wylie, S.C. 29710
------------------------------          ---------------------------------------
         Name                                          Address

------------------------------          ---------------------------------------
         Name                                          Address

------------------------------          ---------------------------------------
         Name                                          Address

         ----------------------------        ----------------------------
                     Name                              Address

         ----------------------------        ----------------------------
                     Name                              Address

8. The general nature of the business for which the corporation is organized is (it is not necessary to set forth in the purposes powers enumerated in Section (33-3-10 of 1976 Code).

To recondition and repair aircraft engines, accessories, and other aircraft parts of every kind and description; to buy, sell and lease aircraft and aircraft parts and transact any and all business necessary or incident thereto; to engage in any other business endeavor in the aircraft industry which the Board of Directors may deem advisable; to engage in all business and pursuits and to exercise all rights, powers and privileges conferred upon or permitted to corporations under the laws of the State of South Carolina.

THE FOREGOING POWERS ARE IN ADDITION TO AND NOT BY WAY OF LIMITATION OF ALL RIGHTS AND POWERS CONFERRED ON CORPORATIONS OR PROPER TO BUSINESSES OF LIKE KIND UNDER THE LAWS OF THE STATE OF SOUTH CAROLINA.




9. Provisions which the incorporators elect to include in the articles of incorporation are as follows:


None






10.      The name and address of each incorporator is.

      Name                 Street & Box No.             City            County                State
T. J. Solomon, II          192 South Street,          Gastonia,         Gaston,           North Carolina






                                       /s/ T. J. SOLOMON, II
                                      -----------------------------------------
                                             (SIGNATURE OF INCORPORATOR)

Date:  June 19, 1985                  T. J. Solomon, II
     -----------------------------    -----------------------------------------
                                                (TYPE OR PRINT NAME)


                                      -----------------------------------------
                                             (SIGNATURE OF INCORPORATOR)


                                      -----------------------------------------
                                                (TYPE OR PRINT NAME)


                                      -----------------------------------------
                                             (SIGNATURE OF INCORPORATOR)


                                      -----------------------------------------
                                                (TYPE OR PRINT NAME)

STATE OF  NORTH CAROLINA
        ------------------------------------------------------------------------

COUNTY OF  GASTON
         -----------------------------------------------------------------------

  The undersigned  T. J. Solomon, II
                 ---------------------------------------------------------------

--------------------------------------------------------------------------------
do hereby certify that they are the incorporators of Aviation Alloys, Inc. Corporation and are authorized to execute this verification; that each of the undersigned for himself does hereby further certify that he has read the foregoing document, understands the meaning and purport of the statements therein contained and the same are true to the best of his information and belief.


                                       /s/ T. J. SOLOMON, II
                                       -----------------------------------------
                                              (SIGNATURE OF INCORPORATOR)


                                       -----------------------------------------
                                              (SIGNATURE OF INCORPORATOR)


                                       -----------------------------------------
                                              (SIGNATURE OF INCORPORATOR)
                                             (EACH INCORPORATOR MUST SIGN)

                            CERTIFICATE OF ATTORNEY

11. I, T. J. Solomon, II, an attorney licensed to practice in the State of South Carolina, certify that the corporation, to whose articles of incorporation this certificate is attached, has complied with the requirements of chapter 7 of Title 33 of the South Carolina Code of 1976, relating to the organization of corporations, and that in my opinion, the corporation is organized for a lawful purpose.



Date:  June 19, 1985                   /s/ T. J. SOLOMON, II
     -----------------------------    -----------------------------------------
                                                     (SIGNATURE)

                                      T. J. Solomon, II
                                      -----------------------------------------
                                                (TYPE OR PRINT NAME)

                                      Address  192 South Street
                                             ----------------------------------

                                                Gastonia, N. C. 28052
                                      -----------------------------------------



SCHEDULE OF FEES

(Payable at time of filing Articles of With Secretary of State)

Fee for filing Articles ______________$
In addition to the above, $.40 for each
$1,000.00 of the aggregate value of
shares which the Corporation is
authorized to issue, but in no case less than nor more than ____________________.


NOTE: THIS FORM MUST BE COMPLETED IN ITS ENTIRETY BEFORE IT WILL BE ACCEPTED FOR FILING. THIS FORM MUST BE ACCOMPANIED BY THE FIRST REPORT OF CORPORATIONS AND A CHECK IN THE AMOUNT OF $10 PAYABLE TO THE SOUTH CAROLINA TAX COMMISSION.

         Please see instructions on the reverse side.